UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  December 19, 2006

(Date of earliest event reported)

 Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

 New York

(State or other jurisdiction

of incorporation)

 000-00643

(Commission

File Number)

 16-0397420

(I.R.S. Employer

Identification No.)

 330 West William Street, Corning New York

(Address of principal executive offices)

 14830

(Zip Code)

 (607) 936-3755

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2006, the board of directors of Corning Natural Gas Corporation (the "Company") appointed Thomas J. Smith to fill the vacancy on the Company's board.  Mr. Smith was also named chairman of the  audit committee.  The board intends to nominate Mr. Smith for election by the stockholders at 2007 annual meeting of stockholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Corning Natural Gas Corporation

By: /s/ Fi Sarhangi

 Name:  Fi Sarhangi

Title: Chief Financial Officer

Dated: December 22, 2006